Recapitalization	12 Months Ended
Dec. 31, 2025
Recapitalization [Abstract]
RECAPITALIZATION

3. RECAPITALIZATION

As described in Note 1, on February 14, 2025, Fold Predecessor closed the Merger pursuant to the terms of the Merger Agreement. Pursuant to the Merger Agreement, FTAC Emerald purchased from the legacy stockholders of Fold Predecessor all of the issued and outstanding equity interests of Fold Predecessor for $372.0 million, which was paid to the legacy stockholders of Fold Predecessor in the form of approximately 34.1 million shares of Common Stock. The 34.1 million shares of Common Stock is inclusive of the conversion of SAFE notes and preferred stock which were converted as part of the Merger. In connection with the Merger, FTAC Emerald was renamed “Fold Holdings, Inc.” and Fold Predecessor continued as a wholly owned subsidiary of Fold Holdings, Inc.

The Merger was accounted for as a reverse recapitalization, with the net assets of FTAC Emerald stated at historical cost and no goodwill or other intangible assets recorded. Under this method of accounting, FTAC Emerald was treated as the acquired company for financial reporting purposes. This determination was primarily based on post-Merger relative voting rights, composition of the governing board, management and intent of the Merger. Accordingly, for accounting purposes, the Merger was accounted for as the equivalent of Fold Predecessor issuing stock for the net assets of FTAC Emerald, accompanied by a recapitalization. The reported amounts from operations included herein prior to the Merger are those of Fold Predecessor.

Share and per share information for all periods prior to the Merger have been retrospectively adjusted by the exchange ratio established in the Merger (“Exchange Ratio”) for the equivalent number of shares of Common Stock outstanding immediately after the Merger to effect the reverse recapitalization. Refer to Note 17 for further information.

In connection with the Merger, approximately 3.3 million shares of FTAC Emerald Class A common stock, par value $0.0001 per share (the “Class A Shares”), were redeemed, resulting in 10,932,855 shares of FTAC Emerald Class A common stock outstanding. Upon Closing of the Merger, on February 14, 2025, each then issued and outstanding share of FTAC Emerald Class A common stock automatically converted into shares of Fold Holdings, Inc. Common Stock.

The number of shares of Common Stock of Fold Holdings, Inc. issued immediately following the consummation of the Merger was as follows:

Shares by Type	Number of shares
FTAC Emerald total shares outstanding prior to the Merger	14,237,038
Less: Redemption of FTAC Emerald shares	(3,304,183)
Class A Shares of FTAC Emerald	10,932,855
Shares issued for Fold Common Stock	34,067,810
Exercise of Series B warrants	500,000
Issuance of March 2025 Closing Shares	750,000
Total Shares of Common Stock outstanding	46,250,665

Fold Holdings, Inc. incurred transaction costs related to the Merger of approximately $14.0 million, which are included as a reduction to additional paid in capital on the balance sheets. In connection with the closing of the Business Combination, the Company received net cash proceeds of $0.8 million from the FTAC Emerald trust account, net of transaction expenses and redemptions.